UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2015

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564462
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Bee Caves Road, Suite 608 Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)
(512) 347-7300
(Registrant’s telephone number, including area code)
 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K dated February 9, 2015, is filed solely to indicate that the filing also constitutes a written communication pursuant to Rule 425 under the Securities Act of 1933, as amended, and soliciting material pursuant to Rule 14a-12 of the Exchange Act of 1934, as amended, and to add additional disclosures required by Rule 425, Rule 14a-12, and other related rules. This Amendment No. 1 is filed pursuant to the provisions of Rule 165(e) under the Securities Act of 1933.
Important Information
This communication is not a solicitation of a proxy from any stakeholder of Victory Energy Corporation or Lucas Energy, Inc. In connection with the proposed business combination of Victory Energy Corporation and Lucas Energy, Inc., Victory Energy Corporation and Lucas Energy, Inc. intend to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission. Prospective investors are urged to read the registration statement and the proxy statement/prospectus when filed as it will contain important information. Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus when filed, as well as other filings containing information about Victory Energy Corporation, without charge, at the SEC’s website (www.sec.gov). Copies of Victory Energy Corporation’s SEC filings may also be obtained from Victory Energy Corporation without charge at Victory Energy Corporation’s website (www.vyey.com) or by directing a request to Victory Energy Corporation at (512) 347-7300.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Victory Energy Corporation and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding Victory Energy Corporation’s directors and executive officers is available in Victory Energy Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 31, 2015. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by Victory Energy Corporation and Lucas Energy, Inc. in connection with the proposed merger and in other relevant documents filed by Victory Energy Corporation with the SEC.
INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

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Item 2.02 Results of Operations and Financial Condition.

On March 31, 2015, Victory Energy Corporation issued a press release announcing its financial and operating results for the fiscal year ended December 31, 2014. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 Form 8-K, the foregoing information, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

99.1	Press Release dated March 31, 2015

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Dated: April 15, 2015	/s/ Kenneth Hill
Kenneth Hill Chief Executive Officer

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